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                                                  EXHIBIT 25(b)

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549
                             ____________________

                                   FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___________

                        ______________________________

                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

     NEW YORK                      		          13-4941247
     (Jurisdiction of Incorporation                       (I.R.S.
     Employer if not a U.S. national bank)                Identification No.)


     FOUR ALBANY STREET
     NEW YORK, NEW YORK		                           10006
     (Address of principal                                 (Zip Code)
     executive offices)
                       _________________________________

                    MC DONNELL DOUGLAS FINANCE CORPORATION
              (Exact name of obligor as specified in the charter)


     DELAWARE                      		           95-2564585
     (State or other jurisdiction of                       (I.R.S.
     employer Incorporation or organization)		   Identification No.)

     4060 LAKEWOOD BLVD.
     LONG BEACH, CALIFORNIA                                 90808
     (Address of principal                                  (Zip Code)
     executive offices)

                        ______________________________

                            SUBORDINATED INDENTURE
      Providing for the Issuance of Senior Subordinated Debt Securities
                         (Title of the indenture securities)
 _____________________________________________________________________________

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Item   1. General Information.
          Furnish the following information as to the trustee.

          (a) Name and address of each examining or supervising authority to which it is subject.

          Name                               		Address

          Federal Reserve Bank (2nd District)           New York, NY
          Federal Deposit Insurance Corporation         Washington, D.C.
          New York State Banking Department             Albany, NY

          (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.

Item   2. Affiliations with Obligor.

          If the obligor is an affiliate of the Trustee, describe each such affiliation.

          None.

Item   3. -15   Not Applicable

Item  16. List of Exhibits.

          Exhibit 1 -  Restated Organization Certificate of Bankers Trust
                       Company dated August 7, 1990 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated March 28, 1994 - Incorporated herein by reference to Exhibit 1 filed with Form 1 Statement, Registration No. 33-79862..

          Exhibit 2 -  Certificate of Authority to commence business -
                       Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

          Exhibit 3 -  Authorization of the Trustee to exercise corporate trust powers - Incorporated herein by reference to
                       Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

          Exhibit 4 -  Existing By-Laws of Bankers Trust Company, dated as amended on September 21, 1993. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-52359.
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          Exhibit 5 -  Not applicable.

          Exhibit 6 -  Consent of Bankers Trust Company required by Section
                       321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 22-18864.

          Exhibit 7 -  A copy of the latest report of condition of Bankers
                       Trust Company dated as of December 31, 1994, incorporated herein by reference to Exhibit 7 filed with Form T-1 Statement, Registration No. 33-57835.

          Exhibit 8 -  Not Applicable

          Exhibit 9 -  Not Applicable
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                                   SIGNATURE



     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of April, 1995.


                    BANKERS TRUST COMPANY

                    /s/ Jenna Kaufman

                    By: _____________________
                        Jenna Kaufman
                        Assistant Vice President
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                                   SIGNATURE



     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of April, 1995.

                              BANKERS TRUST COMPANY

                              /s/ Jenna Kaufman

                              By:  ________________________
                                   Jenna Kaufman
                                   Assistant Vice President